[Irell & Manella Letterhead]


                                               (213) 229-0594

                       January 6, 1995







VIA EDGAR

Securities and Exchange Commission
450 - 5th Street, N.W.
Washington, D.C.   20549

     Re:  Teledyne, Inc. ("Teledyne")
          Commission File No. 1-5212

Gentlemen:

     Enclosed for filing pursuant to the Securities Exchange
Act of 1934, as amended, is one complete copy of a Form 8-K
Current Report of Teledyne.


                              Sincerely,



                              Henry Lesser

HL:rng
Enclosures

cc:  New York Stock Exchange
     Pacific Stock Exchange

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                      ____________________



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported)    January 4, 1995
                                                --------------------------------




                             TELEDYNE, INC.
- --------------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



                 Delaware                               1-5212
- ----------------------------------------------   ---------------------
(State or other jurisdiction of incorporation)   (Commission File No.)

           95-2282626
- ------------------------------------
(I.R.S. Employer Identification No.)



                    1901 Avenue of the Stars
               Los Angeles, California  90067-6046
- --------------------------------------------------------------------------------
      (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:     (310) 277-3311
                                                      -------------------

Item 5.  Other Events.

     A.   General.

     On December 21, 1994, Teledyne, Inc. (the "Corporation") issued a press release relating to an unsolicited business combination proposal announced that day by WHX Corporation.
The December 21, 1994 press release of the Corporation is attached hereto as Exhibit 1. On January 5, 1995, the Corporation issued a further press release describing certain actions taken by the Board of Directors (the "Board") of the Corporation in connection with WHX Corporation's unsolicited business combination proposal and its filing for clearance to acquire in excess of $15 million in value and less than 15% of the Company's voting securities under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The January 5, 1995 press release of the Corporation is attached hereto as Exhibit 2.
The Corporation's By-laws, including the amendment referred to in the Corporation's January 5, 1995 press release, is included as Exhibit 3 hereto and incorporated herein by reference. The Shareholder Rights Agreement referred to in such press release is further discussed in B below.

     B.   Stockholder Rights Plan.
          ------------------------

     On January 4, 1995 (the "Effective Date"), the Board declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $1.00 per share (the "Common Shares"), of the Corporation. The dividend is payable to the stockholders of record on January 27, 1995, (the "Record Date"), and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-thousandth (1/1000th) of a share of Series D Preferred Stock, $1.00 par value per share (the "Preferred Shares"), of the Corporation at a price of $75.00 per one one-thousandth (1/1000th) of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and Chemical Trust Company of California, as Rights Agent (the "Rights Agent"), dated as of January 4, 1995.

     Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earlier to occur of (i) a person or group of affiliated or associated persons having acquired, without the prior approval of the Corporation's Board of Directors, beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a

Permitted Offer, as hereinafter defined); or (ii) 10 days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) (the "Distribution Date"). A person or group whose acquisitions of Common Shares cause a Distribution Date pursuant to clause (i) above is an "Acquiring Person," with certain exceptions as set forth in the Rights Agreement. The date that a person or group is first publicly announced to have become such by the Corporation or such Acquiring Person is the "Shares Acquisition Date."

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without attaching thereto such notation or a copy of the Summary of Rights attached to the Rights Agreement as Exhibit C, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to the holders of record of the Common Shares as of the Close of Business (as defined in the Rights Agreement) on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution
Date and will expire at the Close of Business on January 4, 2005, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of the Corporation, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise the number of Common Shares (or, in certain circumstances, of one one-thousandths (1/1000ths) of a Preferred Share or other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for Common Shares, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per Common Share as determined in accordance with the Rights Agreement. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the Common Shares.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate thereof or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or if, in such transaction, all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of Preferred Shares, Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of the one-thousandths (1/1000ths) of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase
Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price (payable in cash or, at the Corporation's election, in Common Shares) of $.01 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board. Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of Common Shares are treated alike but not involving an Acquiring Person or its affiliates or associates.

     All of the provisions of the Rights Agreement may be amended by the Board of Directors of the Corporation prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

     As of December 31, 1994, there were 55,462,298 Common Shares outstanding (as well as a further 7,481,640 shares reserved for issuance pursuant to an employee stock purchase plan and upon exercise of stock options, of which 3,281,375 were reserved with respect to options outstanding on that date). Each Common Share outstanding on the Record Date will receive one Right. As long as the Rights are attached to the Common Shares, the Corporation will issue one Right with each new Common Share so that all such shares will have attached rights.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Corporation without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Corporation (other than with an Acquiring Person) because the Rights do not become exercisable in the event of a Permitted Offer or other acquisition exempted by the Company's Board.

     Attached hereto as Exhibit 4 and incorporated herein by reference are copies of the Rights Agreement and the exhibits thereto, as follows: Exhibit A -- Form of Certificate of Amendment of Certificate of Incorporation of Teledyne, Inc.; Exhibit B -- Form of Right Certificate; and Exhibit C -- Summary of Rights to Purchase Series D Preferred Stock. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 7.  Exhibits.
         ---------

1. Press Release issued by the Corporation on December 21, 1994.

2. Press Release issued by the Corporation on January 5, 1995.

3. The Corporation's By-laws, as amended and restated by the Board of Directors of the Corporation on January 4, 1995.

4. Rights Agreement, dated as of January 4, 1995, between Teledyne, Inc. and Chemical Trust Company of
     California as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation, Preferences and Rights of Series D
     Preferred Stock of Teledyne, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase
     Series D Preferred Stock.

                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELEDYNE, INC.



                              By:  /s/ Judith R. Nelson
                                   --------------------------------
                                   Judith R. Nelson



Date:  January 5, 1995

                         EXHIBIT INDEX
                         -------------

Exhibit        Description                                Page
- -------        -----------                                ----
       1       Press Release issued by the
               Corporation on December 21 1994.

       2       Press Release issued by the
               Corporation on January 5, 1995.

       3       The Corporation's By-laws, as
               amended and restated by the
               Board of Directors of the Corporation
               on January 4, 1995.

       4       Rights Agreement, dated as of
               January 4, 1995, between Teledyne,
               Inc. and Chemical Trust Company of
               California as Rights Agent, which
               includes: as Exhibit A thereto, the
               Form of Certificate of Designation,
               Preferences and Rights of Series D
               Preferred Stock of Teledyne, Inc.; as
               Exhibit B thereto, the Form of Right
               Certificate; and, as Exhibit C
               thereto, the Summary of Rights to
               Purchase Series D Preferred Stock.